UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2010
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)
281-776-7000
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 4, 2010, The Men’s Wearhouse, Inc. (the “Company”) issued a press release announcing that it has received clearance from The Office of Fair Trading (OFT), the United Kingdom’s consumer and competition authority, for the previously announced acquisition of Dimensions Clothing Limited (“Dimensions”) and certain assets of Alexandra plc, two leading providers of corporate clothing uniforms and workwear in the UK.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is included in this Form 8-K.

99.1	Press Release of the Company dated November 4, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: November 4, 2010	By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of The Men’s Wearhouse, Inc. dated November 4, 2010.